SUNAMERICA INCOME FUNDS

HIGH YIELD BOND FUND

Supplement to the Prospectuses

Dated July 28, 2005

In the section titled “FUND MANAGEMENT,” under the heading “Portfolio Managers” the portfolio manager disclosure with respect to AIG Global Investment Corp.’s management of the High Yield Bond Fund all references to Thomas Reeg are deleted in its entirety. Gregory Braun, who previously served as co-portfolio manager with Thomas Reeg, will now assume primary responsibility for the daily management of the Fund.

Date: October 12, 2005